                                                                   Exhibit 99(a)

                              BANC ONE CORPORATION
                        PRO FORMA FINANCIAL INFORMATION


On April 10, 1998, First Chicago NBD Corporation (the "Corporation" or "FCNBD") and Banc One Corporation ("ONE") entered into an Agreement and Plan of Reorganization (the "Agreement"), pursuant to which, subject to the conditions and upon the terms stated therein, the Corporation and ONE will each merge into a new company ("Newco") organized to effect the merger (such mergers, collectively, the "Merger"). Newco will be renamed Banc One Corporation ("Banc One").

In accordance with the Agreement, each share of the common stock, without par value, of ONE ("ONE Common Stock") outstanding immediately prior to the effective time of the Merger (the "Effective Time") will at the Effective Time be converted into one share of the common stock, without par value, of Newco ("Newco Common Stock"), and each share of the common stock, par value $1.00 per share, of the Corporation ("FCN Common Stock") outstanding immediately prior to the Effective Time will at the Effective Time be converted into the right to receive 1.62 shares of Newco Common Stock. In addition, each share of the Corporation's Preferred Stock with Cumulative and Adjustable Dividends, Series B, and Preferred Stock with Cumulative and Adjustable Dividends, Series C, in each case outstanding immediately prior to the Effective Time, will be converted into the right to receive one share of a series of corresponding preferred stock of Newco with substantially the same terms.

Consummation of the transactions contemplated by the Agreement is subject to the terms and conditions contained in the Agreement, including among other things, the receipt of approval of the Merger by the respective shareholders of the Corporation and ONE at meetings of the shareholders of the Corporation and ONE that are expected to take place in the third quarter of 1998.

It is anticipated that the Merger will be accounted for as a pooling-of-interests. The Corporation's stock repurchase program has been rescinded. The following pro forma financial information giving effect to the Merger, accounted for as a pooling-of-interests, includes: (i) the unaudited pro forma condensed combined balance sheet as of December 31, 1997, and (ii) the unaudited pro forma condensed combined statements of income for each of the three years in the period ended December 31, 1997. The pro forma condensed combined financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto of the Corporation and ONE.

The pro forma financial information does not give effect to ONE's pending acquisition of First Commerce Corporation, a multibank holding company headquartered in New Orleans, Louisiana, as the acquisition is not material to ONE.

The pro forma financial statements and the notes thereto included in this Current Report on Form 8-K, and the exhibits hereto, contain certain estimates and projections regarding the Corporation, ONE and the combined company following the Merger, including without limitation estimates and projections relating to the pro forma business and assets of the combined company, the cost savings, revenue increases, and restructuring charges expected as a result of the Merger and the expected impact of the transaction on earnings per share of the constituent corporations. These estimates and projections constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995). Forward-looking statements involve risks and uncertainties which may cause actual results to differ materially from those in such statements.

Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to, risks and uncertainties related to the consummation and execution of the contemplated transaction (including integration activities), as well as: (i) the strength of the U.S. economy in general and the strength of the local economies in which operations are conducted; (ii) the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (iii) inflation, interest rate, market and monetary fluctuations; (iv) the timely development of and acceptance of new products and services and perceived overall value of these products and services by users;
(v) changes in consumer spending, borrowing and saving habits; (vi) technological changes (including "Year 2000" data systems compliance issues);
(vii) acquisitions and integration of acquired businesses; (viii) the ability to increase market share and control expenses; (ix) the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) with which the Corporation, ONE and the combined company after the Merger, and their respective subsidiaries and competitors, must comply; (x) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board; (xi) changes in the organization, compensation and benefit plans of the Corporation, ONE and the combined company after the Merger, and their respective subsidiaries; (xii) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; and (xiii) the success of the Corporation, ONE and the combined company after the Merger at managing the risks involved in the foregoing.

Such forward-looking statements speak only as of the date on which such statements are made, and the Corporation undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made to reflect the occurrence of unanticipated events.

                              BANC ONE CORPORATION
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                            AS OF DECEMBER 31, 1997
                                  (UNAUDITED)

The following pro forma condensed combined balance sheet as of December 31, 1997, is presented to show the impact on the Corporation's historical financial condition of the merger with ONE. The Merger has been reflected under the pooling-of-interests method of accounting.

---------------------------------------------------------------------------------------------------------------
BANC ONE CORPORATION
PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF DECEMBER 31, 1997
(in millions)                                              Corporation        ONE        Pro forma    Pro forma
                                                          (as reported)  (as reported)  adjustments    Banc One
---------------------------------------------------------------------------------------------------------------
Assets
Cash and due from banks-noninterest bearing.............      $  7,223       $  7,727   $              $ 14,950
Short-term investments..................................        15,405            838                    16,243
Trading account assets..................................         4,198          1,035                     5,233
Investment securities...................................         9,330         14,218                    23,548
Loans, net of allowance for credit losses...............        67,316         83,089                   150,405
Other assets............................................        10,624          8,994                    19,618
---------------------------------------------------------------------------------------------------------------
Total assets............................................       114,096        115,901                   229,997
---------------------------------------------------------------------------------------------------------------
Liabilities
Deposits:
  Noninterest bearing...................................        19,070         18,444                    37,514
  Interest bearing......................................        49,419         58,970                   108,389
---------------------------------------------------------------------------------------------------------------
Total deposits..........................................        68,489         77,414                   145,903
Short term borrowings...................................        18,981         13,804                    32,785
Long term debt..........................................        10,088         11,066                    21,154
Other liabilities.......................................         8,578          3,241           837      12,656
---------------------------------------------------------------------------------------------------------------
Total liabilities.......................................       106,136        105,525           837     212,498
Stockholders' Equity
Preferred stock.........................................           190            135                       325
Common stock............................................           320          3,230          (320)      5,572
                                                                                              2,342
Surplus.................................................         1,966          6,719        (1,966)      4,725
                                                                                             (1,994)
Retained earnings.......................................         7,446            240          (837)      6,849
Other...................................................           (24)           121             -          97
Less: Treasury stock....................................        (1,938)           (69)        1,938         (69)
---------------------------------------------------------------------------------------------------------------
     Stockholders' equity...............................         7,960         10,376          (837)     17,499
---------------------------------------------------------------------------------------------------------------
     Total liabilities and stockholders' equity.........      $114,096       $115,901   $        -     $229,997
---------------------------------------------------------------------------------------------------------------

See accompanying notes to pro forma financial information.

                              BANC ONE CORPORATION
               PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
                                  (UNAUDITED)

The following unaudited pro forma condensed combined statements of income are presented to show the impact on the Corporation's historical results of operations of the proposed merger with ONE. Such statements assume that the companies had been combined for each period presented.

-------------------------------------------------------------------------------------------------------------------------
BANC ONE CORPORATION
Pro Forma Condensed Combined Statements of Income
(in millions, except per share data)
                                                                            For Year Ended December 31,
                                                          ---------------------------------------------------------------
                                                                1997                   1996                   1995
                                                          -----------------      -----------------      -----------------
Interest Income
Loans (including fees)..................................         $ 14,117               $ 13,222               $ 11,686
Securities, including trading...........................            1,809                  2,073                  2,378
Other...................................................              804                  1,010                  1,614
                                                          -----------------      -----------------      -----------------
Total...................................................           16,730                 16,305                 15,678

Interest Expense
Deposits................................................            4,723                  4,635                  5,008
Borrowings..............................................            3,043                  2,911                  3,211
                                                          -----------------      -----------------      -----------------
Total...................................................            7,766                  7,546                  8,219

Net Interest Income.....................................            8,964                  8,759                  7,459
Provision for credit losses.............................            1,936                  1,678                  1,036
                                                          -----------------      -----------------      -----------------
Net Interest Income After Provision
  for Credit Losses.....................................            7,028                  7,081                  6,423

Noninterest Income
Credit card fee revenue.................................            2,613                  2,254                  2,228
Deposit fees............................................            1,162                  1,068                    927
Other...................................................            2,812                  2,589                  2,211
                                                          -----------------      -----------------      -----------------
Total...................................................            6,587                  5,911                  5,366

Noninterest Expense
Salaries and employee benefits..........................            4,116                  3,912                  3,568
Other operating expense.................................            4,928                  4,421                  4,027
Merger- and restructure-related charges.................              337                      -                    267
                                                          -----------------      -----------------      -----------------
Total...................................................            9,381                  8,333                  7,862

Income Before Income Taxes..............................            4,234                  4,659                  3,927
Applicable income taxes.................................            1,403                  1,550                  1,332
                                                          -----------------      -----------------      -----------------
Net Income..............................................         $  2,831               $  3,109               $  2,595
                                                          -----------------      -----------------      -----------------

Common Share Data
Net income
Basic...................................................         $   2.49               $   2.66               $   2.21
Diluted.................................................             2.44                   2.59                   2.16

Weighted Average Shares
Basic...................................................          1,120.7                1,145.7                1,144.7
Diluted.................................................          1,153.0                1,193.6                1,191.0
-------------------------------------------------------------------------------------------------------------------------

See accompanying notes to pro forma financial information.

---------------------------------------------------------------------------------------------------------------------
BANC ONE CORPORATION
Pro Forma Condensed Combined Statement of Income
For the Year Ended December 31, 1997
(in millions, except per share data)
UNAUDITED                                                  Corporation                ONE                 Pro Forma
                                                          (as reported)          (as reported)            Banc One
---------------------------------------------------------------------------------------------------------------------
Interest Income
Loans (including fees)..............................          $5,849                 $8,268               $ 14,117
Securities, including trading.......................             743                  1,066                  1,809
Other...............................................             755                     49                    804
                                                      ----------------       ----------------       ----------------
Total...............................................           7,347                  9,383                 16,730

Interest Expense
Deposits............................................           2,178                  2,545                  4,723
Borrowings..........................................           1,597                  1,446                  3,043
                                                      ----------------       ----------------       ----------------
Total...............................................           3,775                  3,991                  7,766

Net Interest Income.................................           3,572                  5,392                  8,964
Provision for credit losses.........................             725                  1,211                  1,936
                                                      ----------------       ----------------       ----------------
Net Interest Income After
 Provision for Credit Losses........................           2,847                  4,181                  7,028

Noninterest Income
Credit card fee revenue.............................             904                  1,709                  2,613
Deposit fees........................................             460                    702                  1,162
Other...............................................           1,387                  1,425                  2,812
                                                      ----------------       ----------------       ----------------
Total...............................................           2,751                  3,836                  6,587

Noninterest Expense
Salaries and employee benefits......................           1,748                  2,368                  4,116
Other operating expense.............................           1,584                  3,344                  4,928
Merger- and restructure-related charges.............               -                    337                    337
                                                      ----------------       ----------------       ----------------
Total...............................................           3,332                  6,049                  9,381

Income Before Income Taxes..........................           2,266                  1,968                  4,234
Applicable income taxes.............................             741                    662                  1,403
                                                      ----------------       ----------------       ----------------
Net Income..........................................          $1,525                 $1,306               $  2,831
                                                      ----------------       ----------------       ----------------

Common Share Data
Net income
Basic...............................................          $ 4.99                 $ 2.04               $   2.49
Diluted.............................................            4.90                   1.99                   2.44

Weighted Average Shares
Basic...............................................           301.4                  632.4                1,120.7
Diluted.............................................           307.0                  655.7                1,153.0
--------------------------------------------------------------------------------------------------------------------

See accompanying notes to pro forma financial information.

--------------------------------------------------------------------------------------------------------------------
BANC ONE CORPORATION
Pro Forma Condensed Combined Statement of Income
For the Year Ended December 31, 1996
(in millions, except per share data)
UNAUDITED                                                  Corporation                ONE                Pro Forma
                                                          (as reported)          (as reported)           Banc One
--------------------------------------------------------------------------------------------------------------------
Interest Income
Loans (including fees)..............................          $5,745                 $7,477                $13,222
Securities, includes trading........................             851                  1,222                  2,073
Other...............................................             973                     37                  1,010
                                                      ----------------       ----------------       ----------------
Total...............................................           7,569                  8,736                 16,305

Interest Expense
Deposits............................................           2,175                  2,460                  4,635
Borrowings..........................................           1,774                  1,137                  2,911
                                                      ----------------       ----------------       ----------------
Total...............................................           3,949                  3,597                  7,546

Net Interest Income.................................           3,620                  5,139                  8,759
Provision for credit losses.........................             735                    943                  1,678
                                                      ----------------       ----------------       ----------------
Net Interest Income After
 Provision for Credit Losses........................           2,885                  4,196                  7,081

Noninterest Income
Credit card fee revenue.............................             914                  1,340                  2,254
Deposit fees........................................             414                    654                  1,068
Other...............................................           1,220                  1,369                  2,589
                                                      ----------------       ----------------       ----------------
Total...............................................           2,548                  3,363                  5,911

Noninterest Expense
Salaries and employee benefits......................           1,707                  2,205                  3,912
Other operating expense.............................           1,564                  2,857                  4,421
                                                      ----------------       ----------------       ----------------
Total...............................................           3,271                  5,062                  8,333

Income Before Income Taxes..........................           2,162                  2,497                  4,659
Applicable income taxes.............................             726                    824                  1,550
                                                      ----------------       ----------------       ----------------
Net Income..........................................          $1,436                 $1,673                $ 3,109
                                                      ----------------       ----------------       ----------------

Common Share Data
Net income
Basic...............................................          $ 4.44                 $ 2.60               $   2.66
Diluted.............................................            4.33                   2.52                   2.59

Weighted Average Shares
Basic...............................................           316.8                  632.5                1,145.7
Diluted.............................................           326.7                  664.3                1,193.6
--------------------------------------------------------------------------------------------------------------------

See accompanying notes to pro forma financial information.


BANC ONE CORPORATION
Pro Forma Condensed Combined Statement of Income
For the Year Ended December 31, 1995
(in millions, except per share data)
UNAUDITED                                                  Corporation                ONE               Pro Forma
                                                          (as reported)          (as reported)          Banc One
-------------------------------------------------------------------------------------------------------------------
Interest Income
Loans (including fees)..............................          $5,260                 $6,426               $ 11,686
Securities, including trading.......................           1,288                  1,090                  2,378
Other...............................................           1,542                     72                  1,614
                                                      ----------------       ----------------       ----------------
Total...............................................           8,090                  7,588                 15,678

Interest Expense
Deposits............................................           2,581                  2,427                  5,008
Borrowings..........................................           2,301                    910                  3,211
                                                      ----------------       ----------------       ----------------
Total...............................................           4,882                  3,337                  8,219

Net Interest Income.................................           3,208                  4,251                  7,459
Provision for credit losses.........................             510                    526                  1,036
                                                      ----------------       ----------------       ----------------
Net Interest Income After
 Provision for Credit Losses........................           2,698                  3,725                  6,423

Noninterest Income
Credit card fee revenue.............................             901                  1,327                  2,228
Deposit fees........................................             382                    545                    927
Other...............................................           1,308                    903                  2,211
                                                      ----------------       ----------------       ----------------
Total...............................................           2,591                  2,775                  5,366

Noninterest Expense
Salaries and employee benefits......................           1,692                  1,876                  3,568
Other operating expense.............................           1,576                  2,451                  4,027
Merger- and restructure-related charges.............             267                      -                    267
                                                      ----------------       ----------------       ----------------
Total...............................................           3,535                  4,327                  7,862

Income Before Income Taxes..........................           1,754                  2,173                  3,927
Applicable income taxes.............................             604                    728                  1,332
                                                      ----------------       ----------------       ----------------
Net Income..........................................          $1,150                 $1,445               $  2,595
                                                      ----------------       ----------------       ----------------

Common Share Data
Net income
Basic...............................................          $ 3.48                 $ 2.26               $   2.21
Diluted.............................................            3.41                   2.20                   2.16

Weighted Average Shares
Basic...............................................           320.0                  626.2                1,144.7
Diluted.............................................           329.6                  657.1                1,191.0
--------------------------------------------------------------------------------------------------------------------

See accompanying notes to pro forma financial information.

                              BANC ONE CORPORATION

                          NOTES TO UNAUDITED PRO FORMA

                    CONDENSED COMBINED FINANCIAL STATEMENTS


Note 1.  Basis of Presentation

The pro forma information presented is not necessarily indicative of the results of operations or the combined financial position that would have resulted had the Merger been consummated at the beginning of the periods indicated, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined entities. It is anticipated that the Merger will be consummated in the fourth quarter of 1998. Certain reclassifications have been included in the unaudited pro forma condensed combined balance sheet and statements of income to conform statement presentations.


Note 2.  Accounting Policies

The Corporation is still in the process of reviewing its accounting policies in light of those employed by ONE. As a result of this review, certain conforming accounting adjustments may be necessary. The nature and extent of such adjustments have not been determined but are not expected to be significant.


Note 3.  Merger-Related Effects

Management estimates that the restructuring charge for costs related to or resulting from the Merger will be approximately $1.25 billion. The pro forma condensed combined income statement does not reflect the impact of this charge due to its nonrecurring nature.

The pro forma condensed combined financial statements do not reflect any benefits from potential cost savings and revenue enhancements in connection with the Merger.

Note 4.  Pro Forma Adjustments

Pro forma adjustments to common shares and surplus at December 31, 1997, reflect the Merger accounted for as a pooling-of-interests, through the exchange of
468.4 million shares of Banc One common stock (using the common exchange ratio of 1.62) for the 289.1 million outstanding common shares of the Corporation.

The pro forma entry is displayed below (in millions):

     Dr. Stock (FCNBD)                                 $  320
     Dr. Surplus (FCNBD)                                1,966
          Cr. Treasury Stock (FCNBD)                             $1,938
          Cr. Common Stock (ONE)                                  2,342
     Dr. Surplus (ONE)                                  1,994

Based on management's current estimate of merger- and restructure-related charges, the following adjustment was made to the pro forma condensed combined balance sheet as of December 31, 1997.

     Dr. Retained Earnings                             $837
     Dr. Other Liabilities-Taxes Payable                413
          Cr. Other Liabilities-Merger Reserve                   $1,250


Note 5.  Additional Transaction

The pro forma financial statements do not give effect to ONE's pending acquisition of First Commerce Corporation as the acquisition is not material to ONE.